UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2016
   _____________________
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

a.
On May 12, 2016, Air Transport Services Group, Inc. ("ATSG") held its Annual Stockholders' Meeting (the “Annual Meeting”). At the close of business on March 23, 2016, the voting record date, there were 64,102,582 ATSG common shares outstanding and entitled to vote. At the Annual Meeting, 60,239,792, or 94%, of the outstanding shares of common stock entitled to vote were represented by proxy or in person.

b.	(i) Directors elected at the Annual Meeting for a one year term to expire at the 2017 Annual Meeting of Stockholders:

	Number of Votes Cast:
	For	Against	Abstain	Broker Non-Votes
Richard M. Baudouin	53,024,238	847,546	10,640	6,357,368
Joseph C. Hete	53,098,609	774,271	9,544	6,357,368
Arthur J. Lichte	53,131,633	740,148	10,643	6,357,368
Randy D. Rademacher	53,038,094	834,782	9,548	6,357,368
J. Christopher Teets	52,992,184	880,495	9,745	6,357,368
Jeffrey J. Vorholt	53,126,126	746,550	9,748	6,357,368

(ii)	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of ATSG for fiscal year 2016:

Number of Votes Cast:
For	Against	Abstain
60,008,244	212,913	18,635

(iii)
Approval, on an advisory basis, of the compensation of ATSG's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for ATSG's 2016 Annual Meeting of Stockholders:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
52,849,618	757,297	275,509	6,357,368

(iv)	Approval of an amendment to ATSG's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 75,000,000 to 85,000,000:

Number of Votes Cast:
For	Against	Abstain
59,366,709	702,290	170,793

(v)	Approval of the issuance by ATSG of 20% or more of the Company's currently issued and outstanding common stock in a proposed private placement for purposes of NASDAQ Listing Rule 6535:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
53,342,497	500,482	39,445	6,357,368

(vi)	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in favor of Proposals (iv) and (v) if there are not sufficient votes for such proposals:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Votes
50,929,063	2,918,653	34,708	6,357,368

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	May 18, 2016